EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           July 15, 2005

BRANTLEY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-00127	34-1838462

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Enterprise Parkway, Suite 350, Cleveland, Ohio		44122

(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code:      (216) 464-8400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1 Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 15, 2005, Tab A. Keplinger, Chief Financial Officer of the Company, resigned his position, effective August 1, 2005. The Company appointed Curtis Witchey, age 43, as Controller and acting Chief Financial Officer on July 18, 2005. Prior to this appointment, Witchey worked as an independent financial consultant for Five Star Technologies, an early stage nanotech manufacturer, from 2004 to 2005. Witchey was the controller for Glastic Corporation in 2004 and for ComparisonMarket, Inc. from 2001 to 2003.

The Company issued a press release announcing Keplinger’s resignation and Witchey’s appointment, which press release is attached as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Exhibits

99.1	Press Release dated July 21, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION
By:	/s/ Robert P. Pinkas
Robert P. Pinkas
Chairman of the Board and Chief Executive Officer

     Dated: July 21, 2005